                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                       METLIFE INVESTORS INSURANCE COMPANY
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED DECEMBER 19, 2008
                                       TO
              PROSPECTUSES DATED APRIL 28, 2008, JUNE 27, 2008, AND
                       NOVEMBER 10, 2008 (AS SUPPLEMENTED)

This supplement revises disclosure regarding annuity payments in the prospectuses for variable annuity contracts issued by MetLife Investors USA Insurance Company and MetLife Investors Insurance Company. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference.

UNISEX ANNUITY RATES

Annuity payments (including annuity payments under a Guaranteed Minimum Income Benefit rider, if any such rider is available) will be based upon the annuity option selected, the annuitant's age and the annuitant's sex. However, where required by state law, the annuitant's sex will not be taken into account in calculating annuity payments.

If you were issued a contract before state law mandated unisex annuity rates and that contract had annuity rates that took the annuitant's sex into account, the annuity rates we use for that contract will not be less than the guaranteed rates in the contract when it was issued.

All references in the prospectuses to the calculation of annuity payments are amended to conform to the change described in this supplement.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                               Telephone: (800) 343-8496
Irvine, CA 92614

                                                                    SUPP-UAR1208